Exhibit 99.1

View, Inc. Reports Q1 2022 Financial Results, Reaffirms Full Year 2022 Guidance

Q1 2022 Highlights

•	Revenue of $17 million, represents 74% year-over-year growth.
•	GAAP cost of revenue of $41 million, up 12% year-over-year.
•

Major customer wins and installations in Q1 2022 include Sorrento Gateway (Healthpeak: Lifesciences), Sven (The Durst Organization: Multifamily Residential), The Eight (Skanska: Office), The Artise (Schnitzer West/Amazon: Office) and SoFA One (Nabr: Multifamily).

•	Management reaffirms full year 2022 revenue guidance of $100 million to $110 million.

Conclusion of Financial Restatement

•	View has completed 10-K and 10-Q filings for 2021, marking the completion of the Company’s financial restatement.
•	Upon the upcoming 10-Q filing for Q1 2022, View will have completed all necessary filings to regain compliance with Nasdaq listing requirements.
•	Nasdaq has granted View until June 30, 2022 to complete these filings.

Milpitas, CA, June 23, 2022: View, Inc. (Nasdaq: VIEW, “View” or the “Company”), a leader in smart building platforms and technologies, today announced financial results for Q1 2022.

“We are pleased to announce our Q1 2022 results today which show continued momentum in driving industry adoption of smart glass. The first quarter represented more than 70% year-over-year revenue growth and puts us on target to achieve our expected full year revenue above $100 million for 2022,” said Dr. Rao Mulpuri, CEO of View.

“We are in the early innings of industry transformation in real estate, but the trends are now impossible to ignore. 21st century consumers demand new digital experiences and expect buildings to be healthy, sustainable, and smart. View and our customers are together setting the standard for the future of real estate.” said Dr. Mulpuri.

Q1 2022 Results

Q1 2022 revenue of $17 million represents a 74% year-over-year increase from Q1 2021 driven by continued traction of the newly introduced Smart Building Platform offering and growth of Smart Building Technologies products. View completed the installation of its smart glass in several signature projects including Uplands II (office) and Sven (multifamily residential). The Company announced several notable customer wins including Sorrento Gateway (life sciences), 100 Hood Park (office), The Eight (office), The Artise (office), and Nabr (multifamily residential).

Q1 2022 cost of revenues of $41 million represents a 12% year-over-year increase from Q1 2021 as View continues to benefit from economies of scale on higher revenues. The increase in cost of revenues was primarily driven by increased factory operating costs as the Company scaled its factory capacity in the second half of 2021 and costs associated with the Smart Building Platform, including loss accruals for new contracts, which were partially offset by lower levels of new post-installation support costs.

View incurred $20 million in Research and Development (“R&D”) expenses in Q1 2022, an increase of $3 million or 19% from Q1 2021. The Company incurred $43 million in Selling, General and Administrative (“SG&A”) expenses, an increase of $21 million or 98%, from Q1 2021. The increase in SG&A expenses includes an increase in non-cash, stock-based compensation of $8.3 million primarily relating to View’s business combination completed in March 2021. The increase was also related to additional expenses in accounting, legal and consulting fees associated with the financial restatement.

Full Year 2022 Outlook

Following strong annual growth in 2021 and continued momentum in Q1 2022, the Company expects to achieve full year 2022 revenues in the range of $100 million to $110 million, driven by volume growth, strong ASPs, and increased contribution from its Smart Building Platform and Smart Building Technologies products.

Recent Business Highlights and Key Customer Wins in Q1 2022

On March 24, 2022, View announced (link) its smart glass has been selected at Sorrento Gateway, a five-story, 163,000 square foot life science building under development by Healthpeak Properties. Sorrento Gateway is Healthpeak and Project Management Advisors, Inc. third life science development to feature View Smart Glass, following campus-wide installations at the Boardwalk and upcoming installation at Callan Ridge in Torrey Pines, CA.

On March 16, 2022, View announced (link) its smart glass has been installed at Uplands II, a 124,000 square foot office building developed by Drawbridge Realty in Southwest Austin, TX.

On February 15, 2022, View announced (link) its smart glass has been selected at 100 Hood Park Drive, a seven-story spec office and laboratory building in Charlestown, Boston. Trademark Partners is transforming the former H.P. Hood Dairy Plant into an urban campus with office and laboratory workspaces, modern residences, and street-level retail. View Smart Glass is expected to be installed in all office buildings in Hood Park as the extensive campus continues to be developed.

On February 2, 2022, View announced (link) its smart glass has been installed at Sven, a 67-story, 958-unit luxury multifamily skyscraper in Long Island City by The Durst Organization. Standing at 755 feet and offering nearly one million square feet of floor space, Sven is the tallest residential building in North America to feature smart glass. This is Durst’s third building to feature View Smart Glass, following 825 Third Avenue and 1155 Avenue of the Americas.

On January 25, 2022, View announced (link) its smart glass was selected by global construction and development leader Skanska to be featured in The Eight, a high-rise office tower and one of the first buildings in the Bellevue Central Business District to feature smart glass. The Eight is a 25-story, 541,000 square foot commercial office tower.

On January 13, 2022, View announced (link) its smart glass was selected for The Artise, a 605,000 square foot office building in Bellevue, Washington. The building has been entirely preleased to Amazon. The Artise is Schnitzer West’s third project with View, following Denver’s The Current, River North and Civica Cherry Creek.

On January 5, 2022, View announced (link) a partnership with home design company Nabr and View Smart Glass will be installed in SoFA One in San Jose. Nabr is a first-of-its-kind “design living” company co-founded by world-renowned architect Bjarke Ingels and leading development professionals Roni Bahar and Nicholas Chim.

Conference Call and Webcast Details

View will host a conference call to discuss its results at 8:00 a.m. Pacific Time / 11:00 a.m. Eastern Time on Thursday, June 23rd, 2022. The live webcast of the call can be accessed at the View Investor Relations website at https://investors.view.com, along with the Company’s earnings press release.

The U.S. dial-in for the call is 1-877-524-8416 (1-412-902-1028 for non-U.S. callers). Callers should ask to join the View, Inc. call. A replay of the conference call will be available for 1 week after the call, while an archived version of the webcast will be available on the View Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-660-6853 (1-201-612-7415 for non-U.S. callers). The replay access code is 13730705.

Forward-Looking Statements

This press release and certain materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks, which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2021. Such risks include, but are not limited to, (i) View’s ability to raise additional capital on acceptable terms or at all, (ii) View’s ability to timely regain compliance with The Nasdaq Stock Market LLC’s (“Nasdaq”) continued listing standards and maintain the listing of its securities on Nasdaq, (iii) View’s ability to execute on its business plans, including expected revenue growth, and (iv) the risk that View’s financial results as filed in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 may differ from the unaudited financial results presented in this communication. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Quarterly Report on Form 10-Q to be filed by View. This press release contains certain financial information and data that was not prepared in accordance with United States generally accepted accounting principles (“GAAP”), including non-GAAP cost of revenues, non-GAAP research and development expense, non-GAAP selling, general and administrative expense, non-GAAP loss from operations, non-GAAP net loss, and non-GAAP adjusted EBITDA. These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP.

The Company presents these non-GAAP amounts because management believes they provide useful information to management and investors regarding certain financial and business trends relating to View’s financial condition and results of operations, and they assist management and investors in comparing the Company’s performance across reporting periods on a consistent basis. View’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. View believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends in and in comparing View’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. View’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore View’s non-GAAP measures may not be directly comparable to similarly-titled measures of other companies.

Reconciliations from GAAP to non-GAAP results is included in the financial statements contained in this release.

About View

View delivers optimal human experiences in buildings. We started by revolutionizing something that hadn’t changed for centuries—the simple window—and in so doing, built the only complete, modular, cloud-native platform to deliver on the promise of smart buildings. View transforms buildings into responsive environments that continuously adjust to meet human needs for natural light, connection to nature, fresh air, and comfortable temperatures while improving energy efficiency and increasing profits for building owners and their tenants. View is installed in offices, apartments, schools, hospitals, airports, and hotels. Learn more at www.view.com.

For further information:

Investors:

Samuel Meehan

View, Inc.

IR@View.com

408-493-1358

VIEW, INC.

Condensed Consolidated Statements of Comprehensive Loss

(unaudited)

(in thousands, except share and per share data)

	Q1 2022	Q1 2021
Revenue	$17,012	$9,769
Costs and expenses:
Cost of revenue	40,562	36,179
Research and development	19,695	16,570
Selling, general, and administrative	42,959	21,700

Total costs and expenses	103,216	74,449

Loss from operations	(86,204)	(64,680)
Interest and other expense (income), net
Interest expense, net	197	5,303
Other expense, net	328	1,442
Gain on fair value change, net	(4,381)	(7,413)
Loss on extinguishment of debt	—	10,018

Interest and other expense (income), net	(3,856)	9,350

Loss before provision of income taxes	(82,348)	(74,030)
Provision for income taxes	24	5

Net and comprehensive loss	$(82,372)	$(74,035)

Net loss per share, basic and diluted	$(0.38)	$(1.33)

Weighted-average shares used in calculation of net loss per share, basic and diluted	214,232,210	55,500,398

VIEW, INC.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)

	March 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$200,532	$281,081
Accounts receivable, net of allowances	29,940	30,605
Inventories	13,807	10,267
Prepaid expenses and other current assets	21,059	21,579

Total current assets	265,338	343,532
Property and equipment, net	265,736	268,401
Restricted cash	16,466	16,462
Right-of-use assets	20,515	21,178
Other assets	26,087	29,493

Total assets	$594,142	$679,066

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$17,361	$24,186
Accrued expenses and other current liabilities	59,762	59,456
Accrued compensation	10,209	9,508
Deferred revenue	8,998	11,460

Total current liabilities	96,330	104,610
Debt, non-current	13,960	13,960
Sponsor earn-out liability	3,331	7,624
Lease liabilities	22,187	22,997
Other liabilities	43,900	50,537

Total liabilities	179,708	199,728
Stockholders’ equity (deficit):
Common stock	22	22
Additional paid-in capital	2,754,115	2,736,647
Accumulated deficit	(2,339,703)	(2,257,331)

Total stockholders’ equity (deficit)	414,434	479,338

Total liabilities and stockholders’ equity (deficit)	$594,142	$679,066

VIEW, INC.

Condensed Consolidated Statements of Cash Flow

(unaudited)

(in thousands)

	Q1 2022	Q1 2021
Cash flows from operating activities:
Net loss	$(82,372)	$(74,035)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,951	7,029
Loss on extinguishment of debt	—	10,018
Gain on fair value change, net	(4,381)	(7,413)
Stock-based compensation	17,468	10,463
Other	329	488
Changes in operating assets and liabilities
Accounts receivable	665	166
Inventories	(3,540)	(651)
Prepaid expenses and other current assets	520	143
Other assets	1,914	32
Accounts payable	(896)	(4,685)
Deferred revenue	(2,462)	1,571
Accrued compensation	701	(439)
Accrued expenses and other liabilities	(5,171)	(13,025)

Net cash used in operating activities	(71,274)	(70,338)

Cash flows from investing activities:
Purchases of property and equipment	(9,137)	(2,679)

Net cash used in investing activities	(9,137)	(2,679)

Cash flows from financing activities:
Repayment of revolving debt facility	—	(257,454)
Payments of obligations under finance leases	(134)	(212)
Proceeds from issuance of common stock upon exercise of stock options	—	382
Proceeds from reverse recapitalization and PIPE financing	—	815,184
Payment of transaction costs related to reverse recapitalization	—	(41,655)

Net cash provided by (used in) financing activities	(134)	516,245
Net (decrease) increase in cash, cash equivalents and restricted cash	(80,545)	443,228
Cash, cash equivalents, and restricted cash, beginning of period	297,543	74,693

Cash, cash equivalents, and restricted cash, end of period	$216,998	$517,921

Supplemental disclosure of cash flow information:
Cash paid for interest	$21	$19,329
Non-cash investing and financing activities:
Conversion of redeemable convertible preferred stock to common stock	$—	$1,812,678
Conversion of redeemable convertible preferred stock warrants to common stock warrants	$—	$7,267
Common stock issued in exchange for services associated with the reverse recapitalization	$—	$7,500
Change in accounts payable and other liabilities related to purchase of property and equipment	$(7,344)	$(967)

VIEW, INC.

Selected Financials and Reconciliation of GAAP Measures to Non-GAAP Measures

(unaudited)

(in thousands)

	Q1 2022	Q1 2021
Revenue
Revenue	$17,012	$9,769

Cost of Revenue
GAAP Cost of Revenue	$40,562	$36,179
Stock-Based Compensation	(363)	(879)

Non-GAAP Cost of Revenue	$40,199	$35,300

R&D Expense
GAAP R&D Expense	$19,695	$16,570
Stock-Based Compensation	(69)	(914)

Non-GAAP R&D Expense	$19,626	$15,656

SG&A Expense
GAAP SG&A Expense	$42,959	$21,700
Stock-Based Compensation	(17,036)	(8,670)

Non-GAAP SG&A Expense	$25,923	$13,030

Net Loss
GAAP Net and Comprehensive Loss	$(82,372)	$(74,035)
Stock-Based Compensation	17,468	10,463
Gain on Fair Value Change, net	(4,381)	(7,413)
Loss on Extinguishment of Debt	—	10,018

Non-GAAP Net Loss	$(69,285)	$(60,967)

Adjusted EBITDA
GAAP Loss from Operations	$(86,204)	$(64,680)
Stock-Based Compensation	17,468	10,463

Non-GAAP Loss from Operations	(68,736)	(54,217)
Depreciation and Amortization	5,951	7,029

Adjusted EBITDA	$(62,785)	$(47,188)